UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): December 3, 2008
LANCE, INC.
(Exact Name of Registrant as Specified in Charter)

North Carolina	0-398	56-0292920

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

14120 Ballantyne Corporate Place, Ste 350, Charlotte, NC	28277

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (704) 554-1421
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On December 3, 2008, Archer Acquisitions, LLC (“Archer”), a wholly-owned subsidiary of Lance, Inc. (the “Company”), was approved by the United States Bankruptcy Court for the District of Delaware (the “Court”) as the successful bidder for substantially all of the assets of snack food company Archway Cookies, LLC (“Seller”). The Court further approved the sale pursuant to the Asset Purchase Agreement by and among Archer, the Seller and, solely for the purposes of Section 6.4 of the Asset Purchase Agreement, the Company, originally dated November 13, 2008, as amended (the “Asset Purchase Agreement”), concerning this transaction. Under the terms of the Asset Purchase Agreement, the Company acquired the subject assets in exchange for a cash payment of approximately $30 million as described in Item 2.01 below. The Company funded the cash purchase price for the acquisition with cash on hand and proceeds from its existing credit facility dated October 20, 2006 as described in Item 2.03 below. A copy of the Asset Purchase Agreement is filed as Exhibit 10.1 hereto and is incorporated herein by reference. The above description of the Asset Purchase Agreement is qualified in its entirety by reference to the full text of the Asset Purchase Agreement.
Item 2.01. Completion of Acquisition or Disposition of Assets.
On December 8, 2008, Archer, a wholly-owned subsidiary of the Company, completed the acquisition of substantially all of the assets of the Seller, pursuant to the Asset Purchase Agreement. Under the terms of the Asset Purchase Agreement, the Company acquired the subject assets in exchange for a cash payment of approximately $30 million. The Company funded the cash purchase price for the acquisition with cash on hand and proceeds from its existing credit facility dated October 20, 2006 as described in Item 2.03 below. A copy of the Asset Purchase Agreement is filed as Exhibit 10.1 hereto and is incorporated herein by reference. The above description of the Asset Purchase Agreement is qualified in its entirety by reference to the full text of the Asset Purchase Agreement.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
On December 8, 2008, the Company borrowed $28 million under its existing credit agreement dated October 20, 2006 to partially fund the acquisition of substantially all of the assets of Archway Cookies, LLC as described in Items 1.01 and 2.01 herein.
A brief description of the material terms of the Company’s existing credit agreement dated October 20, 2006 are set forth in the Company’s most recently filed Form 10-K dated February 21, 2008, which description is incorporated herein by reference. Such description is qualified in its entirety by reference to the complete terms and conditions of the existing credit agreement dated October 20, 2006. A copy of the existing credit agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on October 26, 2006.
Item 8.01 Other Events.
On December 3, 2008, the Company issued a press release concerning the matters described in Item 1.01 herein. A copy of the press release is being furnished as Exhibit 99.1 hereto. The press release may contain forward looking statements regarding the Company and includes a cautionary statement identifying important factors that could cause actual results to differ materially.

On December 8, 2008, the Company issued a press release concerning the matters described in Item 2.01 herein. A copy of the press release is being furnished as Exhibit 99.2 hereto. The press release may contain forward looking statements regarding the Company and includes a cautionary statement identifying important factors that could cause actual results to differ materially.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit
Number	Description

10.1	Asset Purchase Agreement, dated November 13, 2008, as amended and approved on December 3, 2008, by and among Archer Acquisitions, LLC, a North Carolina limited liability company, Archway Cookies, LLC, a Delaware limited liability company, and for purposes of Section 6.4 of the Agreement, Lance, Inc.

99.1	Press Release dated December 3, 2008 regarding the approval by the United States Bankruptcy Court for the District of Delaware of a wholly owned subsidiary of Lance, Inc. as the successful bidder for substantially all of the assets of Archway Cookies, LLC and the Asset Purchase Agreement attached hereto as Exhibit 10.1.

99.2	Press Release dated December 8, 2008 related to the completion of the acquisition of substantially all of the assets of Archway Cookies, LLC by a wholly owned subsidiary of Lance, Inc.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANCE, INC. (Registrant)
Date: December 9, 2008	By:	/s/ Rick D. Puckett
Rick D. Puckett
Executive Vice President, Chief Financial Officer, Treasurer and Secretary

SECURITIES AND EXCHANGE COMMISSION
Washington, DC
EXHIBITS
CURRENT REPORT
ON
FORM 8-K

Date of Earliest Event Reported:	Commission File No:
December 3, 2008	0-398
LANCE, INC.
EXHIBIT INDEX

Exhibit No.	Exhibit Description

10.1	Asset Purchase Agreement, dated November 13, 2008, as amended and approved on December 3, 2008, by and among Archer Acquisitions, LLC, a North Carolina limited liability company, Archway Cookies, LLC, a Delaware limited liability company, and for purposes of Section 6.4 of the Agreement, Lance, Inc.

99.1	Press Release dated December 3, 2008 regarding the approval by the United States Bankruptcy Court for the District of Delaware of a wholly owned subsidiary of Lance, Inc. as the successful bidder for substantially all of the assets of Archway Cookies, LLC and the Asset Purchase Agreement attached hereto as Exhibit 10.1.

99.2	Press Release dated December 8, 2008 related to the completion of the acquisition of substantially all of the assets of Archway Cookies, LLC by a wholly owned subsidiary of Lance, Inc.